Inventories	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Inventory Disclosure [Abstract]
Inventories

6. Inventories

Inventories are valued at the lower of cost (first-in, first-out) or net realizable value. Finished goods inventories represent costs associated with boxed produce not yet sold. Growing crop inventories primarily represent the costs associated with growing produce within the Company’s CEA facilities. Materials and supplies primarily represent growing and packaging supplies. Inventory costs are comprised of the purchase and transportation cost plus production labor and overhead.

	September 30, 2021	December 31, 2020
Raw materials	$1,255	$781
Growing crops	2,932	2,606
Finished goods	—	—
Total inventories, net	$4,187	$3,387

4. Inventories, net Inventories, net consisted of the following at December 31, 2020:

Finished goods	$—
Raw materials	781
Growing crops	2,606
Total inventories, net	$3,387